UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM N-Q

QUARTERLY SCHEDULE OF PORTFOLIO HOLDINGS OF REGISTERED
MANAGEMENT INVESTMENT COMPANY

Investment Company Act file number:	811-22050

Exact name of registrant as specified in charter:	Delaware Enhanced Global Dividend
and Income Fund

Address of principal executive offices:	2005 Market Street
Philadelphia, PA 19103

Name and address of agent for service:	David F. Connor, Esq.
2005 Market Street
Philadelphia, PA 19103

Registrant’s telephone number, including area code:	(800) 523-1918

Date of fiscal year end:	November 30

Date of reporting period:	February 28, 2009

Item 1. Schedule of Investments.

Schedule of Investments (Unaudited)

Delaware Enhanced Global Dividend and Income Fund

February 28, 2009

	Number of	Value
	Shares	(U.S. $)
Common Stock – 44.09%
Consumer Discretionary – 5.12%
Bayerische Motoren Werke	13,922	$344,328
Cablevision Systems Class A	900	11,691
Disney (Walt)	22,500	377,325
*Don Quijote	21,100	248,968
Gap	40,100	432,679
*Home Depot	24,000	501,361
*KB HOME	17,000	151,300
Limited Brands	38,300	294,527
Mattel	33,200	393,088
McGraw-Hill Companies	20,600	406,438
*NGK Spark Plug	21,000	162,512
*PPR	2,243	132,904
*Publicis Groupe	13,059	302,242
Round One	34,682	201,232
Starwood Hotels & Resorts Worldwide	20,000	231,800
Techtronic Industries	668,500	239,917
Toyota Motor	10,784	345,443
Vivendi	15,606	370,987
WPP Group	54,473	282,591
		5,431,333
Consumer Staples – 5.90%
*Archer-Daniels-Midland	24,400	650,504
Coca-Cola Amatil	135,895	775,604
CVS Caremark	17,500	450,450
Greggs	6,181	323,285
Heinz (H.J.)	14,100	460,647
Kimberly-Clark	11,800	555,898
Kraft Foods Class A	24,500	558,110
Kroger	23,900	494,013
Metro	12,157	350,943
Parmalat	307,227	566,804
Safeway	28,100	519,850
Wal-Mart Stores	11,400	561,336
		6,267,444
Diversified REITs – 0.68%
Ascendas Real Estate Investment Trust	59,300	47,497
*Corio	2,648	104,027
*Digital Realty Trust	4,400	131,516
*Entertainment Properties Trust	2,900	43,239
Lexington Reality Trust	25,000	80,500
*Unibail-Rodamco	2,542	319,083
		725,862
Energy – 4.12%
Anadarko Petroleum	12,200	426,390
BP	130,020	828,273
Chevron	7,900	479,609
ConocoPhillips	9,000	336,150
*Devon Energy	6,600	288,222
Exxon Mobil	8,600	583,940
Marathon Oil	16,800	390,936

*Total	15,327	720,001
†Transocean	5,300	316,781
		4,370,302
Financials – 3.85%
Allstate	13,900	233,937
*AXA	21,672	197,523
Bank of America	34,800	137,460
Bank of New York Mellon	17,500	387,975
BB&T	18,200	293,566
†Cardtronics	8,850	12,390
Comerica	17,400	261,174
JPMorgan Chase & Co	15,900	363,315
*Macquarie Communications Infrastructure Group	260,008	135,664
Mitsubishi Estate	8,000	80,624
Mitsubishi UFJ Financial Group	117,989	533,085
Nordea Bank	55,893	278,652
†Standard Chartered	24,044	226,582
State Street	11,900	300,713
SunTrust Banks	10,600	127,518
Travelers	14,400	520,560
		4,090,738
Health Care – 5.73%
Abbott Laboratories	9,200	435,528
AstraZeneca	10,771	341,543
Bristol-Myers Squibb	21,100	388,451
Cardinal Health	12,900	418,605
Johnson & Johnson	10,400	520,000
Merck	20,400	493,680
*Novartis	14,244	519,668
Novo Nordisk Class B	10,779	524,835
Ono Pharmaceutical	7,700	356,482
Pfizer	27,800	342,218
Quest Diagnostics	13,600	623,288
Sanofi-Aventis	8,754	449,877
Wyeth	16,400	669,448
		6,083,623
Health Care REITs – 0.66%
Chartwell Seniors Housing Real Estate Investment Trust	94,500	371,419
Extendicare Real Estate Investment Trust	93,200	329,678
		701,097
Industrial REITs – 0.32%
Cambridge Industrial Trust	2,167,000	318,769
*ING Industrial Fund	307,371	16,050
		334,819
Industrials – 4.51%
Asahi Glass	41,000	177,333
†BWAY Holding	2,055	12,905
*Compagnie de Saint-Gobain	9,524	217,237
Deutsche Post	50,790	485,813
Donnelley (R.R.) & Sons	26,500	206,435
FedEx	10,000	432,100
†Flextronics International	5,800	11,948
†General Electric	25,800	219,558
†Graphic Packaging Holding	18,081	14,465
*Honeywell International	14,000	375,620
*Koninklijke Philips Electronics	26,923	430,428
Pitney Bowes	18,900	364,581
Singapore Airlines	45,000	293,210
Teleperformance	20,324	558,847
Tomkins	186,009	298,819
Vallourec	1,952	151,915
*Waste Management	20,100	542,700
		4,793,914

Information Technology – 4.47%
Canon	17,000	429,074
†CGI Group Class A	99,428	726,865
†EMC	55,000	577,500
Ericsson LM Class B	69,000	558,831
Intel	35,400	450,996
International Business Machines	6,200	570,586
*Motorola	99,100	348,832
Nokia	39,149	366,798
Samsung Electronics	1,449	445,663
Xerox	52,500	271,950
		4,747,095
Malls REITs – 0.25%
*Simon Property Group	7,900	261,490
		261,490
Materials – 1.48%
Agrium	12,100	420,838
*Dow Chemical	20,800	148,928
duPont (E.I.) deNemours	15,400	288,904
Innophos Holdings	1,450	15,399
*†Lafarge	2,185	93,609
Linde	5,562	357,384
Weyerhaeuser	10,300	248,848
		1,573,910
Mortgage REITs – 0.08%
Annaly Capital Management	6,300	87,570
		87,570
Multifamily REITs – 0.07%
Camden Property Trust	3,900	73,281
		73,281
Office REITs – 0.58%
HRPT Properties Trust	122,400	395,352
ING UK Real Estate Trust	317,470	77,914
Mack-Cali Realty	8,300	141,764
		615,030
Shopping Center REITs – 0.27%
Developers Diversified Realty	900	2,655
*Kimco Realty	13,300	117,705
*Macquarie CountryWide Trust	355,587	26,685
Ramco-Gershenson Properties Trust	5,900	30,444
Westfield Group	16,989	113,936
		291,425
Telecommunications – 2.84%
AT&T	17,100	406,467
†Chunghwa Telecom ADR	44,613	684,809
France Telecom	22,130	494,497
Telstra	213,229	480,585
Verizon Communications	14,500	413,685
Vodafone	302,726	536,569
		3,016,612
Utilities – 3.16%
American Electric Power	14,200	398,310
Duke Energy	32,600	439,122
Edison International	14,300	389,246
National Grid	83,223	740,765
*†NRG Energy	1,350	25,515
Progress Energy	13,100	464,002
Public Service Enterprise Group	15,000	409,350
Sempra Energy	11,700	486,369
		3,352,679
Total Common Stock (cost $94,075,589)		46,818,224

Convertible Preferred Stock – 3.65%
Banking, Finance & Insurance – 0.01%
Fannie Mae 8.75% exercise price $32.45, expiration date 5/13/11		20,000	13,000
			13,000
Health Care & Pharmaceuticals – 2.30%
Inverness Medical Innovations Series B 3.00% exercise price $69.32, expiration date 12/31/49		6,650	954,408
Mylan 6.50% exercise price $17.08, expiration date 11/15/10		1,000	810,890
Schering-Plough 6.00% exercise price $33.69, expiration date 8/13/10		4,000	678,500
			2,443,798
Metals & Mining – 0.17%
Freeport-McMoRan Copper & Gold 6.75% exercise price $73.24, expiration date 5/1/10		3,450	186,731
			186,731
Telecommunications – 0.94%
Crown Castle International 6.25% exercise price $36.88, expiration date 8/15/12		16,600	724,175
Lucent Technologies Capital Trust I 7.75% exercise price $24.80, expiration date 3/15/17		1,000	270,250
			994,425
Transportation – 0.23%
Bristow Group 5.50% exercise price $43.19, expiration date 9/15/09		8,400	241,668
			241,668
Total Convertible Preferred Stock (cost $6,452,524)			3,879,622

		Principal
		Amount°
Agency Collateralized Mortgage Obligations – 0.66%
Fannie Mae
Series 2001-50 BA 7.00% 10/25/41	USD	194,034	206,283
Series 2003-122 AJ 4.50% 2/25/28		130,938	132,397
Freddie Mac
Series 2557 WE 5.00% 1/15/18		60,000	61,524
Series 3094 US 6.75% 9/15/34		127,420	121,567
Series 3113 QA 5.00% 11/15/25		44,755	45,630
Series 3131 MC 5.50% 4/15/33		40,000	41,609
Series 3173 PE 6.00% 4/15/35		65,000	67,740
Series 3337 PB 5.50% 7/15/30		25,000	25,918
Total Agency Collateralized Mortgage Obligations (cost $678,647)			702,668

Agency Mortgage-Backed Securities – 7.40%
•Fannie Mae ARM
5.134% 11/1/35		35,609	36,629
5.165% 3/1/38		81,418	83,726
5.398% 4/1/36		43,981	45,448
6.03% 10/1/36		49,653	51,413
6.091% 10/1/36		32,568	33,741
6.311% 4/1/36		183,992	190,970
Fannie Mae S.F. 15 yr 5.50% 1/1/23		101,901	105,807
Fannie Mae S.F. 30 yr
*5.00% 12/1/36		273,194	278,567
5.00% 12/1/37		33,196	33,811
5.00% 1/1/38		55,743	56,775
5.00% 2/1/38		27,477	27,986
5.50% 4/1/37		1,035,866	1,062,236
5.50% 4/1/38		241,827	247,983
*6.00% 7/1/37		656,951	679,218
6.00% 8/1/38		291,263	301,135
6.50% 6/1/36		58,433	61,194
6.50% 10/1/36		51,423	53,853
6.50% 3/1/37		45,932	48,102
6.50% 7/1/37		989,297	1,035,989
6.50% 8/1/37		64,763	67,820
6.50% 11/1/37		46,574	48,773
6.50% 12/1/37		62,318	65,259
Fannie Mae S.F. 30 yr TBA 4.00% 3/1/39		70,000	68,737

Freddie Mac 6.00% 1/1/17	123,196	128,220
•Freddie Mac ARM
5.673% 7/1/36	32,451	33,589
5.819% 10/1/36	87,458	90,181
Freddie Mac S.F. 15 yr
5.00% 6/1/18	31,362	32,528
5.00% 12/1/22	220,736	227,485
Freddie Mac S.F. 30 yr
5.00% 1/1/34	1,303,926	1,329,406
5.00% 11/1/35	231,337	235,424
7.00% 11/1/33	78,083	83,382
9.00% 9/1/30	98,335	109,446
Freddie Mac S.F. 30 yr TBA 5.00% 3/1/39	50,000	50,766
GNMA I S.F. 30 yr
7.50% 12/15/23	144,987	156,528
7.50% 1/15/32	109,941	118,469
9.50% 9/15/17	86,751	94,764
12.00% 5/15/15	80,051	92,846
GNMA II S.F. 30 yr
6.00% 11/20/28	137,882	143,278
6.50% 2/20/30	230,227	242,964
Total Agency Mortgage-Backed Securities (cost $7,536,767)		7,854,448

Agency Obligations – 2.24%
*Federal Home Loan Bank
3.625% 10/18/13	50,000	51,772
4.875% 5/17/17	960,000	1,034,229
Freddie Mac 4.125% 12/21/12	1,170,000	1,252,967
Tennessee Valley Authority 4.875% 1/15/48	45,000	44,671
Total Agency Obligations (cost $2,216,973)		2,383,639

Commercial Mortgage-Backed Securities – 0.87%
#American Tower Trust 144A
Series 2007-1A AFX 5.42% 4/15/37	75,000	66,750
Series 2007-1A D 5.957% 4/15/37	25,000	20,625
•Bank of America Commercial Mortgage Securities
Series 2004-3 A5 5.322% 6/10/39	60,000	49,432
Series 2005-6 AM 5.18% 9/10/47	25,000	11,758
Series 2007-3 A4 5.658% 6/10/49	50,000	28,545
•Bear Stearns Commercial Mortgage Securities Series 2007-T28 A4 5.742% 9/11/42	65,000	43,011
•Credit Suisse First Boston Mortgage Securities Series 2005-C6 A4 5.23% 12/15/40	150,000	109,853
•Greenwich Capital Commercial Funding Series 2004-GG1 A7 5.317% 6/10/36	35,000	28,162
•Merrill Lynch/Countrywide Commercial Mortgage Trust Series 2007-7 A4 5.749% 6/12/50	150,000	81,855
Morgan Stanley Capital I
Series 2005-IQ9 A4 4.66% 7/15/56	350,000	282,011
•Series 2006-HQ9 A4 5.731% 7/12/44	175,000	116,330
•Series 2007-IQ14 A4 5.692% 4/15/49	150,000	82,863
Total Commercial Mortgage-Backed Securities (cost $1,249,403)		921,195

Convertible Bonds – 9.01%
Banking, Finance & Insurance – 0.76%
*National City 4.00% 2/1/11 exercise price $482.51, expiration date 2/1/11	895,000	808,856
		808,856
Basic Industries – 1.34%
*Rayonier TRS Holdings 3.75% 10/15/12 exercise price $54.82, expiration date 10/15/12	1,250,000	1,096,875
#Sino Forest 144A 5.00% 8/1/13 exercise price $20.29, expiration date 8/1/13	500,000	330,000
		1,426,875
Cable, Media & Publishing – 0.46%
General Cable 0.875% 11/15/13 exercise price $50.36, expiration date 11/15/13	750,000	493,125
		493,125
Computers & Technology – 1.51%
Advanced Micro Devices 6.00% 5/1/15 exercise price $28.08, expiration date 5/1/15	775,000	287,719

Euronet Worldwide 3.50% 10/15/25 exercise price $40.48, expiration date 10/15/25	900,000	605,250
Linear Technology 3.125% 5/1/27 exercise price $49.03, expiration date 5/1/27	750,000	707,812
		1,600,781
Electronics & Electrical Equipment – 0.12%
Flextronics International 1.00% 8/1/10 exercise price $15.53, expiration date 8/1/10	140,000	126,700
		126,700
Health Care & Pharmaceuticals – 0.86%
Advanced Medical Optics 3.25% 8/1/26 exercise price $59.61, expiration date 8/1/26	313,000	313,000
Hologic 2.00% 12/15/37 exercise price $38.59, expiration date 12/15/37	910,000	596,050
		909,050
Industrials – 0.20%
Allied Waste Industries 4.25% 4/15/34 exercise price $20.34, expiration date 4/15/34	222,000	207,293
		207,293
Real Estate – 0.61%
#Host Hotels & Resorts 144A 3.25% 4/15/24 exercise price $16.00, expiration date 4/15/24	85,000	77,563
Vornado Realty Trust 2.85% 4/1/27 exercise price $159.04, expiration date 4/1/27	750,000	569,062
		646,625
Telecommunications – 2.74%
#Alaska Communications System Group 144A 5.75% 3/1/13 exercise price $12.90, expiration date 3/1/13	1,000,000	653,750
Commscope 3.75% 10/15/12 exercise price $54.82, expiration date 10/15/12	820,000	815,899
#Leap Wireless International 144A 4.50% 7/15/24 exercise price $93.21, expiration date 7/15/24	129,000	87,720
NII Holdings 3.125% 6/15/12 exercise price $118.32, expiration date 6/15/12	1,100,000	737,000
#Virgin Media 144A 6.50% 11/15/16 exercise price $19.22, expiration date 11/15/16	1,175,000	619,813
		2,914,182
Transportation – 0.41%
Bristow Group 3.00% 6/15/38 exercise price $77.34, expiration date 6/15/38	750,000	437,813
		437,813
Total Convertible Bonds (cost $11,155,028)		9,571,300

Corporate Bonds – 41.99%
Banking – 0.87%
Bank of America
*5.125% 11/15/14	100,000	84,537
•8.00% 12/29/49	20,000	7,476
Bank of New York Mellon 5.125% 8/27/13	145,000	144,113
BB&T
4.90% 6/30/17	40,000	34,669
*5.25% 11/1/19	70,000	61,176
JPMorgan Chase Capital XXV 6.80% 10/1/37	85,000	63,645
@•Kazkommerts International 8.625% 7/27/16	1,000,000	229,999
PNC Funding 5.625% 2/1/17	60,000	55,243
U.S. Bank North America 4.80% 4/15/15	35,000	33,506
•USB Capital IX 6.189% 4/15/49	170,000	68,026
*Wells Fargo 5.625% 12/11/17	35,000	33,278
•Wells Fargo Capital 7.70% 12/29/49	225,000	109,626
		925,294
Basic Industries – 5.67%
Arcelormittal 6.125% 6/1/18	75,000	57,839
California Steel Industries 6.125% 3/15/14	135,000	93,825
Domtar
*7.125% 8/15/15	80,000	54,800
7.875% 10/15/11	45,000	38,588
@#Evraz Group 144A
8.25% 11/10/15	1,000,000	595,000
9.50% 4/24/18	280,000	144,200
Freeport McMoRan Copper & Gold 8.25% 4/1/15	405,000	360,862
Georgia-Pacific
7.70% 6/15/15	75,000	66,375
*8.875% 5/15/31	148,000	114,700
Huntsman International
7.375% 1/1/15	55,000	25,988
7.875% 11/15/14	110,000	52,800

Innophos 8.875% 8/15/14		230,000	184,000
@#Innophos Holding 144A 9.50% 4/15/12		115,000	83,375
Lubrizol 8.875% 2/1/19		60,000	61,618
#MacDermid 144A 9.50% 4/15/17		335,000	134,000
Momentive Performance Materials 9.75% 12/1/14		235,000	90,475
NewPage 10.00% 5/1/12		225,000	69,188
@#Nine Dragons Paper Holdings 144A 9.875% 4/29/13		1,000,000	535,825
Noranda Aluminium Acquisition PIK 6.595% 5/15/15		170,000	41,650
Norske Skog Canada 8.625% 6/15/11		210,000	97,650
@#Norske Skogindustrier 144A 7.125% 10/15/33		150,000	60,000
Reliance Steel & Aluminum 6.85% 11/15/36		59,000	34,361
#Rock-Tenn 144A 9.25% 3/15/16		135,000	135,000
Rockwood Specialties Group 7.50% 11/15/14		165,000	141,075
#Ryerson 144A
•8.545% 11/1/14		115,000	59,225
12.25% 11/1/15		65,000	38,675
@#Sappi Papier Holding 144A 6.75% 6/15/12		300,000	184,933
Southern Copper 7.50% 7/27/35		1,000,000	668,533
@#Steel Capital 144A 9.75% 7/29/13		1,100,000	640,750
#Steel Dynamics 144A 7.75% 4/15/16		220,000	170,500
@Vale Overseas 6.875% 11/21/36		979,000	848,400
#Vedanta Resources 144A 9.50% 7/18/18		205,000	117,875
•Verso Paper Holdings 4.92% 8/1/14		55,000	14,575
			6,016,660
Brokerage – 1.21%
Citigroup 6.50% 8/19/13		115,000	107,315
E*TRADE Financial 12.50% 11/30/17		125,000	58,125
Goldman Sachs Group
5.95% 1/18/18		70,000	62,675
6.15% 4/1/18		100,000	91,018
6.75% 10/1/37		20,000	14,257
*7.50% 2/15/19		60,000	59,529
Jefferies Group 6.45% 6/8/27		55,000	32,538
JPMorgan Chase & Co 6.00% 1/15/18		55,000	53,254
LaBranche & Co 11.00% 5/15/12		125,000	110,625
Lazard Group 6.85% 6/15/17		46,000	34,427
Morgan Stanley 5.375% 10/15/15		100,000	87,365
#Morgan Stanley 144A 10.09% 5/3/17	BRL	2,000,000	576,465
			1,287,593
Capital Goods – 2.63%
*Associated Materials 9.75% 4/15/12	USD	145,000	120,350
Building Materials 7.75% 8/1/14		155,000	106,950
BWAY 10.00% 10/15/10		360,000	339,299
Caterpillar 7.90% 12/15/18		55,000	57,599
Celestica
7.625% 7/1/13		35,000	31,500
7.875% 7/1/11		70,000	67,463
Flextronics International
6.25% 11/15/14		110,000	92,950
6.50% 5/15/13		70,000	62,125
*Graham Packaging 9.875% 10/15/14		305,000	193,675
Graphic Packaging International 9.50% 8/15/13		335,000	251,250
Greenbrier 8.375% 5/15/15		160,000	79,600
Hexion US Finance 9.75% 11/15/14		100,000	13,500
L-3 Communications 6.125% 7/15/13		130,000	125,450
#Moog 144A 7.25% 6/15/18		135,000	122,175
Owens Brockway Glass Container 6.75% 12/1/14		245,000	237,650
*RBS Global/Rexnord 11.75% 8/1/16		165,000	108,900
*Sally Holdings 10.50% 11/15/16		225,000	196,313
Thermadyne Holdings 9.50% 2/1/14		195,000	125,288
Tyco Electronics Group 6.55% 10/1/17		40,000	30,205

Tyco International Finance 8.50% 1/15/19		80,000	83,635
United Technologies 6.125% 2/1/19		45,000	47,839
@Vitro 11.75% 11/1/13		1,000,000	257,499
Vought Aircraft Industries 8.00% 7/15/11		75,000	41,625
			2,792,840
Consumer Cyclical – 2.74%
Centex
4.55% 11/1/10		190,000	170,050
5.125% 10/1/13		50,000	39,000
CVS Caremark
*4.875% 9/15/14		45,000	43,740
5.75% 6/1/17		53,000	51,790
*Denny’s Holdings 10.00% 10/1/12		75,000	64,875
*Dollar General 10.625% 7/15/15		170,000	171,274
DR Horton
6.00% 4/15/11		145,000	131,225
7.875% 8/15/11		135,000	124,875
Ford Motor Credit
•4.01% 1/13/12		135,000	66,319
7.80% 6/1/12		405,000	219,650
9.875% 8/10/11		165,000	95,957
#GMAC 144A
6.00% 12/15/11		60,000	35,174
6.625% 5/15/12		60,000	34,588
6.875% 9/15/11		85,000	55,363
6.875% 8/28/12		158,000	91,029
*Goodyear Tire & Rubber 9.00% 7/1/15		80,000	60,800
#Invista 144A 9.25% 5/1/12		160,000	148,000
Lear 8.75% 12/1/16		425,000	74,375
Levi Strauss 9.75% 1/15/15		196,000	163,660
M/I Homes 6.875% 4/1/12		90,000	47,700
Mobile Mini 6.875% 5/1/15		125,000	93,125
*Neiman Marcus Group 10.375% 10/15/15		250,000	105,313
Ryland Group
5.375% 5/15/12		100,000	87,000
6.875% 6/15/13		155,000	133,300
Target 4.00% 6/15/13		60,000	59,191
*Tenneco 8.625% 11/15/14		275,000	39,875
Toll
8.25% 2/1/11		165,000	162,525
8.25% 12/1/11		125,000	122,500
#TRW Automotive 144A 7.00% 3/15/14		100,000	28,500
VF 5.95% 11/1/17		15,000	13,348
Wal-Mart Stores
5.25% 9/1/35		40,000	37,271
6.20% 4/15/38		32,000	33,302
6.50% 8/15/37		15,000	16,114
Yum Brands 6.875% 11/15/37		105,000	87,183
			2,907,991
Consumer Non-Cyclical – 3.37%
Abbott Laboratories 5.125% 4/1/19		55,000	54,533
ACCO Brands 7.625% 8/15/15		90,000	36,900
Alliance One International
8.50% 5/15/12		35,000	30,450
11.00% 5/15/12		50,000	47,250
@#AmBev International Finance 144A 9.50% 7/24/17	BRL	1,189,000	397,342
Amgen
*5.70% 2/1/19	USD	5,000	5,050
6.375% 6/1/37		15,000	14,559
6.90% 6/1/38		75,000	77,640
#Anheuser-Busch InBev Worldwide 144A
7.75% 1/15/19		30,000	30,067
8.20% 1/15/39		95,000	92,359

Bottling Group 6.95% 3/15/14	80,000	90,981
*Chiquita Brands International
7.50% 11/1/14	120,000	86,700
8.875% 12/1/15	25,000	19,188
*Constellation Brands 8.125% 1/15/12	160,000	159,200
Cornell 10.75% 7/1/12	60,000	55,500
*Cott Beverages USA 8.00% 12/15/11	140,000	76,300
Del Monte
6.75% 2/15/15	30,000	28,800
9.125% 12/15/12	40,000	40,500
Delhaize America 9.00% 4/15/31	90,000	100,718
Delhaize Group
5.875% 2/1/14	10,000	10,025
6.50% 6/15/17	30,000	29,221
Diageo Capital 5.75% 10/23/17	85,000	84,816
General Mills 5.65% 9/10/12	35,000	36,579
GlaxoSmithKline Capital
4.375% 4/15/14	20,000	20,389
5.65% 5/15/18	10,000	10,314
Iron Mountain
6.625% 1/1/16	85,000	79,475
*8.00% 6/15/20	155,000	146,475
*Jarden 7.50% 5/1/17	185,000	145,225
Johnsondiversey Holding 10.67% 5/15/13	160,000	119,200
Kroger
6.80% 12/15/18	15,000	15,501
6.90% 4/15/38	30,000	30,509
7.50% 1/15/14	60,000	66,305
LVB Acquisition
*10.00% 10/15/17	170,000	170,850
11.625% 10/15/17	40,000	37,200
Mckesson
5.70% 3/1/17	5,000	4,646
7.50% 2/15/19	60,000	62,753
National Beef Packing 11.00% 8/1/11	145,000	106,575
Novartis Capital 4.125% 2/10/14	65,000	65,675
Novartis Securities Investment 5.125% 2/10/19	50,000	49,565
Pinnacle Foods Finance 9.25% 4/1/15	95,000	78,375
Princeton University 5.70% 3/1/39	55,000	53,954
Schering-Plough
6.00% 9/15/17	15,000	15,091
6.55% 9/15/37	10,000	9,923
Tenet Healthcare 7.375% 2/1/13	195,000	165,750
#Tyson Foods 144A 10.50% 3/1/14	105,000	99,488
Visant Holding 8.75% 12/1/13	240,000	222,000
Wyeth 5.50% 2/1/14	190,000	200,199
		3,580,115
Energy – 6.08%
AmeriGas Partners 7.125% 5/20/16	155,000	144,925
Chesapeake Energy
*6.375% 6/15/15	170,000	139,825
7.00% 8/15/14	40,000	34,400
9.50% 2/15/15	5,000	4,675
Complete Production Service 8.00% 12/15/16	130,000	88,563
Compton Petroleum Finance 7.625% 12/1/13	370,000	125,800
#Connacher Oil & Gas 144A 10.25% 12/15/15	245,000	94,325
ConocoPhillips 6.50% 2/1/39	100,000	97,235
#Copano Energy 144A 7.75% 6/1/18	125,000	98,125
Denbury Resources 9.75% 3/1/16	100,000	94,500
Duke Energy Carolinas 5.75% 11/15/13	10,000	10,584
Dynergy Holdings 7.75% 6/1/19	220,000	134,200

El Paso
6.875% 6/15/14	145,000	128,879
*7.00% 6/15/17	175,000	154,388
7.25% 6/1/18	15,000	13,313
8.25% 2/15/16	25,000	23,375
Enterprise Products Operating
6.30% 9/15/17	45,000	41,335
6.50% 1/31/19	30,000	27,602
6.875% 3/1/33	65,000	55,873
Frontier Oil 8.50% 9/15/16	95,000	92,150
Geophysique-Veritas 7.75% 5/15/17	210,000	163,800
#Helix Energy Solutions Group 144A 9.50% 1/15/16	290,000	163,850
#Hilcorp Energy I 144A 7.75% 11/1/15	350,000	269,499
International Coal Group 10.25% 7/15/14	180,000	130,500
Key Energy Services 8.375% 12/1/14	250,000	163,750
@Lukoil International Finance 6.356% 6/7/17	1,000,000	734,999
Marathon Oil 7.50% 2/15/19	70,000	68,115
Mariner Energy 8.00% 5/15/17	270,000	180,900
Markwest Energy Partners/Finance 8.75% 4/15/18	255,000	182,325
Massey Energy 6.875% 12/15/13	275,000	243,374
Noble Energy 8.25% 3/1/19	55,000	55,313
OPTI Canada 7.875% 12/15/14	270,000	90,450
*Petrobras International Finance 7.875% 3/15/19	35,000	35,263
#PetroHawk Energy 144A 7.875% 6/1/15	225,000	194,625
@Petroleum Development 12.00% 2/15/18	145,000	92,438
Plains All American Pipeline 6.50% 5/1/18	83,000	72,022
Plains Exploration & Production 7.00% 3/15/17	165,000	141,488
Range Resources 7.25% 5/1/18	130,000	118,300
Regency Energy Partners 8.375% 12/15/13	225,000	188,438
Shell International Finance 6.375% 12/15/38	50,000	52,225
@TNK-BP Finance 7.875% 3/13/18	2,000,000	1,149,999
TransCanada Pipelines
5.85% 3/15/36	45,000	38,231
7.125% 1/15/19	20,000	20,680
7.25% 8/15/38	50,000	49,044
Weatherford International
5.95% 6/15/12	25,000	23,705
6.80% 6/15/37	20,000	14,078
7.00% 3/15/38	30,000	21,412
Whiting Petroleum 7.25% 5/1/13	145,000	118,900
XTO Energy
6.50% 12/15/18	45,000	43,994
6.75% 8/1/37	30,000	26,839
		6,452,628
Finance & Investments – 1.97%
@Cardtronics 9.25% 8/15/13	270,000	179,550
FTI Consulting 7.625% 6/15/13	380,000	380,950
General Electric Capital
5.625% 5/1/18	115,000	98,683
5.875% 1/14/38	30,000	21,387
6.875% 1/10/39	105,000	85,204
•Hartford Financial Services Group 8.125% 6/15/38	385,000	182,990
•#ILFC E-Capital Trust II 144A 6.25% 12/21/65	50,000	5,977
Inergy Finance
6.875% 12/15/14	155,000	143,375
8.25% 3/1/16	145,000	139,925
International Lease Finance
5.35% 3/1/12	45,000	28,997
5.875% 5/1/13	30,000	18,245
6.625% 11/15/13	50,000	30,542
Leucadia National 8.125% 9/15/15	112,000	93,520
•#Liberty Mutual Group 144A 10.75% 6/15/58	240,000	127,359

MetLife
6.40% 12/15/36		45,000	24,269
6.817% 8/15/18		130,000	121,849
7.717% 2/15/19		35,000	33,828
@PMontpelier Re Holdings 6.125% 8/15/13		15,000	11,351
@#Nuveen Investments 144A 10.50% 11/15/15		395,000	92,825
@Red Arrow International Leasing 8.375% 6/30/12	RUB	9,908,524	196,012
SLM 8.45% 6/15/18	USD	70,000	45,562
Unitrin 6.00% 5/15/17		55,000	34,512
			2,096,912
Media – 2.26%
#Charter Communications Operating 144A
*8.00% 4/30/12		35,000	31,325
*8.375% 4/30/14		95,000	82,175
10.875% 9/15/14		410,000	381,299
Comcast
4.95% 6/15/16		25,000	22,379
*5.70% 5/15/18		5,000	4,629
5.875% 2/15/18		60,000	56,330
6.30% 11/15/17		10,000	9,708
DirecTV Holdings 8.375% 3/15/13		67,000	68,005
Echostar DBS 7.125% 2/1/16		235,000	213,263
@Grupo Televisa 8.49% 5/11/37	MXN	10,000,000	427,503
Lamar Media
*6.625% 8/15/15	USD	105,000	68,250
6.625% 8/15/15		140,000	88,200
#LBI Media 144A 8.50% 8/1/17		115,000	35,075
Mediacom Capital 9.50% 1/15/13		105,000	91,875
Nielsen Finance 10.00% 8/1/14		110,000	91,300
#Nielsen Finance 144A 11.625% 2/1/14		50,000	43,500
Quebecor Media 7.75% 3/15/16		100,000	82,000
#Rainbow National Services 144A 10.375% 9/1/14		105,000	108,019
Thomson Reuters
5.95% 7/15/13		30,000	29,657
6.50% 7/15/18		30,000	28,161
Time Warner Cable
6.75% 7/1/18		85,000	80,722
8.75% 2/14/19		60,000	64,154
Videotron
6.375% 12/15/15		95,000	85,975
9.125% 4/15/18		30,000	29,775
#Videotron 144A 9.125% 4/15/18		90,000	91,350
#Vivendi 144A 6.625% 4/4/18		95,000	82,959
			2,397,588
Real Estate – 0.02%
Regency Centers 5.875% 6/15/17		35,000	24,325
			24,325
Services Cyclical – 2.25%
*ARAMARK 8.50% 2/1/15		390,000	356,849
#Ashtead Capital 144A 9.00% 8/15/16		100,000	58,500
Corrections Corporation of America 6.25% 3/15/13		115,000	110,688
#Erac USA Finance 144A 6.375% 10/15/17		115,000	74,829
@#Galaxy Entertainment Finance 144A 9.875% 12/15/12		305,000	166,225
Gaylord Entertainment
6.75% 11/15/14		80,000	51,200
8.00% 11/15/13		165,000	110,138
Global Cash Access 8.75% 3/15/12		185,000	147,075
Hertz
8.875% 1/1/14		225,000	111,375
*10.50% 1/1/16		105,000	39,900
Kansas City Southern de Mexico 9.375% 5/1/12		150,000	147,750
Lender Process Services 8.125% 7/1/16		105,000	105,394

MGM MIRAGE
6.75% 4/1/13	235,000	101,638
*7.50% 6/1/16	70,000	28,525
*#MGM MIRAGE 144A 13.00% 11/15/13	75,000	54,375
Pinnacle Entertainment
8.25% 3/15/12	20,000	17,900
8.75% 10/1/13	175,000	156,625
@#Pokagon Gaming Authority 144A 10.375% 6/15/14	350,000	309,750
*RSC Equipment Rental 9.50% 12/1/14	125,000	67,500
@#Seminole Indian Tribe of Florida 144A
7.804% 10/1/20	160,000	125,078
8.03% 10/1/20	55,000	45,752
		2,387,066
Services Non-cyclical – 2.67%
Alliance Imaging 7.25% 12/15/12	120,000	112,800
Allied Waste North America 6.875% 6/1/17	10,000	9,515
*#Bausch & Lomb 144A 9.875% 11/1/15	365,000	332,150
Browning-Ferris Industries 7.40% 9/15/35	75,000	66,930
Casella Waste Systems 9.75% 2/1/13	315,000	277,200
*Community Health Systems 8.875% 7/15/15	315,000	299,644
Covidien International Finance
6.00% 10/15/17	9,000	9,079
6.55% 10/15/37	105,000	104,721
HCA
6.50% 2/15/16	250,000	168,750
9.25% 11/15/16	525,000	481,687
•HealthSouth 8.323% 6/15/14	250,000	216,250
Quest Diagnostics 5.45% 11/1/15	95,000	87,937
#Roche Holdings 144A 6.00% 3/1/19	70,000	70,810
Select Medical 7.625% 2/1/15	290,000	179,800
UnitedHealth Group
5.50% 11/15/12	80,000	79,099
5.80% 3/15/36	120,000	96,455
Universal Hospital Services PIK 8.50% 6/1/15	35,000	30,625
Waste Management
7.10% 8/1/26	35,000	30,414
7.375% 8/1/10	10,000	10,270
*7.375% 3/11/19	25,000	24,893
WellPoint
5.00% 1/15/11	60,000	60,034
5.85% 1/15/36	95,000	79,305
5.95% 12/15/34	10,000	8,140
		2,836,508
Technology – 0.54%
Amkor Technology 7.75% 5/15/13	90,000	53,438
Cisco Systems 5.90% 2/15/39	70,000	65,402
Oracle 5.75% 4/15/18	110,000	111,432
Sungard Data Systems
9.125% 8/15/13	196,000	167,580
10.25% 8/15/15	250,000	172,499
		570,351
Telecommunications – 7.22%
AT&T 5.80% 2/15/19	130,000	126,477
AT&T Wireless 8.125% 5/1/12	125,000	135,279
•Centennial Communications 7.185% 1/1/13	95,000	95,000
Cincinnati Bell
7.00% 2/15/15	140,000	128,100
7.25% 7/15/13	80,000	76,800
Citizens Communications 7.125% 3/15/19	185,000	156,325
Cricket Communications 9.375% 11/1/14	400,000	367,000
Crown Castle International 9.00% 1/15/15	345,000	338,100
#CSC Holdings 144A
8.50% 4/15/14	13,000	12,545
8.50% 6/15/15	210,000	201,600

Deutsche Telekom International Finance 5.25% 7/22/13	45,000	45,188
*#Digicel 144A 9.25% 9/1/12	100,000	90,750
#Digicel Group 144A 8.875% 1/15/15	1,100,000	824,999
#Expedia 144A 8.50% 7/1/16	110,000	90,750
GCI 7.25% 2/15/14	85,000	76,925
Hughes Network Systems 9.50% 4/15/14	260,000	228,800
Inmarsat Finance 10.375% 11/15/12	380,000	389,500
Intelsat Jackson Holdings 11.25% 6/15/16	550,000	521,124
#Intelsat Subsidiary Holding 144A 8.875% 1/15/15	70,000	66,850
Lucent Technologies 6.45% 3/15/29	165,000	60,638
MetroPCS Wireless 9.25% 11/1/14	453,000	430,350
#Nordic Telephone Holdings 144A 8.875% 5/1/16	150,000	137,250
*Qwest Capital Funding 7.25% 2/15/11	205,000	196,288
Rogers Communications 6.80% 8/15/18	130,000	130,370
Rogers Wireless 8.00% 12/15/12	100,000	101,375
Sprint Nextel 6.00% 12/1/16	520,000	338,467
Telecom Italia Capital
4.00% 1/15/10	30,000	29,485
5.25% 10/1/15	55,000	46,457
6.20% 7/18/11	45,000	44,161
#Telesat Canada 144A
11.00% 11/1/15	225,000	183,375
12.50% 11/1/17	45,000	32,625
Time Warner Telecom Holdings 9.25% 2/15/14	225,000	214,313
Verizon Communications
5.50% 2/15/18	20,000	18,959
5.55% 2/15/16	20,000	19,364
6.10% 4/15/18	10,000	9,918
8.95% 3/1/39	80,000	94,640
#Verizon Wireless 144A
5.55% 2/1/14	95,000	94,548
8.50% 11/15/18	35,000	39,466
@#Vimpelcom 144A 9.125% 4/30/18	1,255,000	716,855
Virgin Media Finance 8.75% 4/15/14	290,000	262,088
Vodafone Group
5.00% 12/16/13	10,000	10,037
5.00% 9/15/15	20,000	19,017
5.375% 1/30/15	145,000	141,467
6.15% 2/27/37	5,000	4,631
#Wind Acquisition Finance 144A 10.75% 12/1/15	150,000	151,125
Windstream 8.125% 8/1/13	170,000	165,750
		7,665,131
Utilities – 2.49%
AES
7.75% 3/1/14	105,000	94,763
8.00% 10/15/17	30,000	25,650
#AES 144A 8.00% 6/1/20	155,000	129,425
Baltimore Gas & Electric 6.125% 7/1/13	30,000	28,804
Columbus Southern Power 6.05% 5/1/18	20,000	19,029
Commonwealth Edison
5.80% 3/15/18	5,000	4,758
5.90% 3/15/36	30,000	25,571
6.15% 9/15/17	40,000	38,971
Detroit Edison 5.60% 6/15/18	25,000	24,436
Edison Mission Energy
7.00% 5/15/17	10,000	8,500
7.50% 6/15/13	80,000	73,800
7.625% 5/15/27	225,000	169,875
Illinois Power 6.125% 11/15/17	85,000	80,110
Indiana Michigan Power 7.00% 3/15/19	25,000	24,441

Jersey Central Power & Light 7.35% 2/1/19	35,000	35,197
@Korea Southern Power 5.375% 4/18/13	630,000	560,409
Mirant Americas Generation 8.50% 10/1/21	100,000	78,500
wMirant Mid Atlantic Pass Through Trust A 8.625% 6/30/12	100,783	100,279
Mirant North America 7.375% 12/31/13	175,000	161,000
NRG Energy
7.375% 2/1/16	290,000	268,249
7.375% 1/15/17	65,000	60,288
Orion Power Holdings 12.00% 5/1/10	205,000	211,406
Pacificorp 6.00% 1/15/39	50,000	49,584
Peco Energy 5.35% 3/1/18	20,000	19,626
PPL Electric Utilities 7.125% 11/30/13	40,000	44,957
Reliant Energy 7.625% 6/15/14	155,000	113,150
Texas Competitive Electric Holdings 10.50% 11/1/15	340,000	173,400
Union Electric 6.70% 2/1/19	15,000	14,767
		2,638,945
Total Corporate Bonds (cost $57,415,041)		44,579,947

Foreign Agencies – 1.54%
France – 0.06%
#Electricite de France 144A 6.95% 1/26/39	35,000	35,306
France Telecom 7.75% 3/1/11	25,000	26,870
		62,176
Luxembourg – 0.77%
@#Gazprom 144A 8.625% 4/28/34	1,000,000	825,000
		825,000
Republic of Korea – 0.04%
Korea Development Bank 5.30% 1/17/13	45,000	41,389
		41,389
United States – 0.67%
Pemex Project Funding Master Trust 6.625% 6/15/35	1,000,000	710,907
		710,907
Total Foreign Agencies (cost $2,360,080)		1,639,472

Municipal Bonds – 0.10%
Portland, Oregon Sewer System Revenue Series A 5.00% 6/15/18	60,000	68,761
@#West Virginia Tobacco Settlement Finance Authority 7.467% 6/1/47	65,000	35,786
Total Municipal Bonds (cost $129,682)		104,547

Non-Agency Asset-Backed Securities – 1.02%
•Bank of America Credit Card Trust Series 2008-A7 A7 1.15% 12/15/14	30,000	26,877
Capital Auto Receivables Asset Trust Series 2007-3 A3A 5.02% 9/15/11	72,845	70,972
Caterpillar Financial Asset Trust
Series 2007-A A3A 5.34% 6/25/12	18,183	18,231
Series 2008-A A3 4.94% 4/25/14	60,000	59,189
@Centex Home Equity Series 2005-D AF4 5.27% 10/25/35	150,000	135,070
Chase Issuance Trust Series 2005-A7 A7 4.55% 3/15/13	45,000	45,590
@Citicorp Residential Mortgage Securities Series 2006-3 A5 5.948% 11/25/36	100,000	43,014
CNH Equipment Trust
Series 2007-B A3A 5.40% 10/17/11	30,000	29,763
Series 2008-A A3 4.12% 5/15/12	20,000	19,575
Series 2008-A A4 4.93% 8/15/14	30,000	27,761
Series 2008-B A3A 4.78% 7/16/12	30,000	29,233
Discover Card Master Trust Series 2007-A1 A1 5.65% 3/16/20	100,000	87,658
@#Dunkin Securitization Series 2006-1 A2 144A 5.779% 6/20/31	150,000	107,671
Harley-Davidson Motorcycle Trust
Series 2005-2 A2 4.07% 2/15/12	72,301	70,313
Series 2006-2 A2 5.35% 3/15/13	113,216	110,329
Series 2007-2 A3 5.10% 5/15/12	13,153	12,966
Hyundai Auto Receivables Trust
Series 2007-A A3A 5.04% 1/17/12	18,653	18,676
Series 2008-A A3 4.93% 12/17/12	30,000	27,393

John Deere Owner Trust Series 2008-A A3 4.18% 6/15/12		35,000	33,962
•MBNA Credit Card Master Note Trust Series 2005-A4 0.50% 11/15/12		30,000	28,640
@WFS Financial Owner Trust Series 2005-1 A4 3.87% 8/17/12		84,617	83,870
Total Non-Agency Asset-Backed Securities (cost $1,214,925)			1,086,753

Non-Agency Collateralized Mortgage Obligations – 1.09%
@•Bear Stearns ARM Trust Series 2007-1 3A2 5.748% 2/25/47		259,264	92,649
Citicorp Mortgage Securities
Series 2006-4 3A1 5.50% 8/25/21		55,587	48,725
•Series 2007-1 2A1 5.748% 1/25/22		286,470	245,928
•Series 2007-AR8 1A3A 6.031% 8/25/37		89,896	49,442
@w•Countrywide Home Loan Mortgage Pass Through Trust Series 2004-HYB4 M 4.591% 9/20/34		19,545	11,677
•First Horizon Asset Securities
Series 2007-AR2 1A1 5.846% 8/25/37		142,072	81,106
Series 2007-AR3 2A2 6.295% 11/25/37		112,419	57,931
•GSR Mortgage Loan Trust Series 2006-AR1 3A1 5.366% 1/25/36		185,486	110,685
•JPMorgan Mortgage Trust Series 2004-A5 4A2 4.818% 12/25/34		298,562	244,423
•MASTR ARMs Trust Series 2006-2 4A1 4.983% 2/25/36		110,634	80,366
@•Structured ARM Loan Trust Series 2005-22 4A2 5.371% 12/25/35		40,283	15,592
@wWashington Mutual Alternative Mortgage Pass Through Certificates Series 2006-5 2CB3 6.00% 7/25/36		17,362	9,426
•Wells Fargo Mortgage Backed Securities Trust
Series 2005-AR2 2A1 4.556% 3/25/35		87,043	59,602
@Series 2005-AR16 6A4 5.002% 10/25/35		69,489	30,247
@Series 2006-AR14 2A4 6.081% 10/25/36		64,511	21,735
Total Non-Agency Collateralized Mortgage Obligations (cost $1,802,998)			1,159,534

«Senior Secured Loans – 1.40%
Energy Futures Holdings 4.036% 10/10/14		94,760	58,923
Ford Motor 3.556% 11/29/13		675,000	222,095
General Motors 8.00% 11/17/13		599,427	223,473
Harrah’s Operating Term Tranche Loan B2 3.479% 1/28/15		225,000	131,541
Northwest Airlines 2.57% 8/21/13		110,000	95,810
Talecris Biotherapeutics 2nd Lien 7.74% 12/6/14		500,000	428,749
Toys R US 4.72% 7/19/12		310,000	175,593
Univision Communications 2.73% 9/15/14		315,000	145,373
Total Senior Secured Loans (cost $1,778,980)			1,481,557

Sovereign Debt – 12.29%Δ
Barbados – 1.49%
#Republic of Barbados 144A 6.625% 12/5/35		2,000,000	1,583,242
			1,583,242
Brazil – 2.29%
Banco Nacional de Desenvolvimento Economico e Social 6.369% 6/16/18		500,000	465,625
Federal Republic of Brazil
10.25% 1/10/28	BRL	2,000,000	731,025
11.00% 8/17/40	USD	1,000,000	1,235,000
			2,431,650
Colombia – 0.31%
#Santa Fe de Bogota D.C. 144A 9.75% 7/26/28	COP	1,000,000,000	332,068
			332,068
Indonesia – 1.29%
#Republic of Indonesia 144A 7.75% 1/17/38	USD	2,000,000	1,370,000
			1,370,000
Mexico – 2.63%
Mexican Bonos 9.50% 12/18/14	MXN	40,000,000	2,791,989
			2,791,989
Pakistan – 0.75%
@#Republic of Pakistan 144A 6.875% 6/1/17	USD	2,000,000	790,000
			790,000
Philippines – 1.00%
*Republic of Philippines 8.375% 6/17/19	USD	1,000,000	1,063,750
			1,063,750

Republic of Korea – 0.97%
Export-Import Bank Korea 8.125% 1/21/14	USD	1,000,000	1,024,570
			1,024,570
Turkey – 1.19%
Republic of Turkey 11.875% 1/15/30	USD	1,000,000	1,267,600
			1,267,600
United Kingdom – 0.37%
@#CS International for City of Kyiv Ukraine 144A 8.25% 11/26/12	USD	1,000,000	390,000
			390,000
Total Sovereign Debt (cost $17,362,509)			13,044,869

Supranational Banks – 3.59%
European Bank for Reconstruction & Development 7.00% 7/30/12	IDR	41,000,000	848,255
European Investment Bank
8.00% 10/21/13	ZAR	6,880,000	663,293
11.25% 2/14/13	BRL	1,800,000	740,076
Inter-American Development Bank 9.00% 8/6/10	BRL	2,081,000	854,628
International Bank for Reconstruction & Development 9.75% 8/2/10	ZAR	7,000,000	702,486
Total Supranational Banks (cost $5,085,734)			3,808,738

U.S. Treasury Obligations – 0.25%
*US Treasury Bonds 4.50% 5/15/38	USD	165,000	187,379
US Treasury Notes 1.875% 2/28/14		80,000	79,475
Total U.S. Treasury Obligations (cost $269,112)			266,854

Leveraged Non-Recourse Securities – 0.00%
@w#JPMorgan Pass Through Trust Series 2007-B 144A 0.001% 1/15/87		500,000	0
Total Leveraged Non-Recourse Securities (cost $425,000)			0

		Number of
		Shares
Preferred Stock – 0.34%
*Developers Diversified Realty Series I 7.50%		1,925	9,644
*Digital Realty Series A 8.50%		2,650	48,628
Freddie Mac 6.02%		21,000	6,300
#GMAC 144A 9.00%		197	33,650
•JPMorgan Chase & Co 7.90%		135,000	93,335
•PNC Financial Services Group 8.25%		80,000	50,514
*ProLogis Series G 6.75%		7,050	62,886
*Vornado Realty Trust 6.625%		3,700	52,170
Total Preferred Stock (cost $1,047,064)			357,127

		Principal
		Amount°
Residual Interest Trust Certificates – 0.00%
@w#Freddie Mac Auction Pass Through Trust Series 2007 144A	USD	475,000	0
Total Residual Interest Trust Certificates (cost $516,980)			0

		Number of
		Shares
Rights – 0.01%
*Compagnie de Saint-Gobain		9,524	14,004
Total Rights (cost $0)			14,004

		Principal
		Amount°
Repurchase Agreement** – 7.65%
BNP Paribas 0.24%, dated 02/27/09, to be
repurchased on 3/2/09, repurchase price $8,121,162
(collateralized by U.S. Government obligations,
5/14/09-2/11/10; with market value $8,291,222)	USD	8,121,000	8,121,000
Total Repurchase Agreement (cost $8,121,000)			8,121,000

Total Value of Securities Before Securities Lending Collateral – 139.19%
(cost $220,894,036)			147,795,498

	Number of
	Shares
Securities Lending Collateral*** – 13.33%
Investment Companies
Mellon GSL DBT II Collateral Fund	14,489,570	14,149,520
†Mellon GSL DBT II Liquidation Trust	328,120	33
Total Securities Lending Collateral (cost $14,817,690)		14,149,553

Total Value of Securities – 152.52%
(cost $235,711,726)		161,945,051 ©
Obligation to Return Securities Lending Collateral*** – (13.96%)		(14,817,690)
Borrowing Under Line of Credit – (42.38%)		(45,000,000)
Receivables and Other Assets Net of Liabilities (See Notes) – 3.82%		4,053,017
Net Assets Applicable to 12,929,436 Shares Outstanding – 100.00%		$106,180,378

°Principal amount shown is stated in the currency in which each security is denominated.

BRL – Brazilian Real
COP – Colombian Peso
EUR – European Monetary Unit
IDR – Indonesian Rupiah
MXN – Mexican Peso
RUB – Russian Ruble
USD – United States Dollar
ZAR – South African Rand

*Fully or partially on loan.
†Non income producing security.
•Variable rate security. The rate shown is the rate as of February 28, 2009.
#Security exempt from registration under Rule 144A of the Securities Act of 1933, as amended. At February 28, 2009, the aggregate amount of Rule 144A securities was $17,732,771 which represented 16.70% of the Fund’s net assets. See Note 8 in “Notes.”
@Illiquid security. At February 28, 2009, the aggregate amount of illiquid securities was $11,377,806 which represented 10.72% of the Fund’s net assets. See Note 8 in “Notes.”
PRestricted Security. These investments are in securities not registered under the Securities Act of 1933, as amended, and have certain restrictions on resale which may limit their liquidity. At February 28, 2009, the aggregate amount of the restricted securities was $11,351 or 0.01% of the Fund’s net assets. See Note 8 in “Notes.”
wPass Through Agreement. Security represents the contractual right to receive a proportionate amount of underlying payments due to the counterparty pursuant to various agreements related to the rescheduling of obligations and the exchange of certain notes.
«Senior Secured Loans generally pay interest at rates which are periodically redetermined by reference to a base lending rate plus a premium. These base lending rates are generally: (i) the prime rate offered by one or more United States banks, (ii) the lending rate offered by one or more European banks such as the London Inter-Bank Offered Rate (LIBOR), and (iii) the certificate of deposit rate. Senior Secured Loans may be subject to restrictions on resale.
ΔSecurities have been classified by country of origin.
**See Note 1 in “Notes.”
***See Note 7 in “Notes.”
©Includes $14,138,863 of securities loaned.

Summary of Abbreviations:
ADR – American Depositary Receipts
ARM – Adjustable Rate Mortgage
CDS – Credit Default Swap
GNMA – Government National Mortgage Association
MASTR – Mortgage Asset Securitization Transactions, Inc.
REIT – Real Estate Investment Trust
S.F. – Single Family
TBA – To be announced
yr – Year

The following foreign currency exchange contracts and swap contracts were outstanding at February 28, 2009:

Foreign Currency Exchange Contracts1

					Unrealized
Contracts to Receive		In Exchange For		Settlement Date	(Depreciation)
EUR	49,578	USD	(63,613)	3/2/09	$(769)

Swap Contracts2
Credit Default Swap Contracts

				Unrealized
Swap Counterparty &	Notional	Annual Protection	Termination	Appreciation
Referenced Obligation	Value	Payments	Date	(Depreciation)
Protection Purchased:
Barclay’s
Hartford Financial CDS	$45,000	6.65%	3/20/14	$3,807
Citigroup Global Markets
Hartford Financial 5 yr CDS	30,000	6.50%	3/20/14	2,685
Hartford Financial CDS	60,000	6.70%	3/20/14	4,977
	$135,000			$11,469
Protection Sold:
Citigroup Global Markets
Century Tel 5 yr CDS	$56,000	1.71%	9/20/13	$(1,439)
Total	$79,000			$10,030

The use of foreign currency exchange contracts and swap contracts involves elements of market risk and risks in excess of the amount recognized in the financial statements. The notional values presented above represent the Fund’s (as defined below) total exposure in such contracts, whereas only the net unrealized appreciation (depreciation) is reflected in the Fund’s net assets.

1See Note 4 in “Notes.”
2See Note 6 in “Notes.”

Notes

1. Significant Accounting Policies
The following accounting policies are in accordance with U.S. generally accepted accounting principles and are consistently followed by Delaware Enhanced Global Dividend and Income Fund (Fund).

Security Valuation – Equity securities, except those traded on the Nasdaq Stock Market, Inc. (Nasdaq), are valued at the last quoted sales price as of the time of the regular close of the New York Stock Exchange (NYSE) on the valuation date. Securities traded on the Nasdaq are valued in accordance with the Nasdaq Official Closing Price, which may not be the last sales price. If on a particular day an equity security does not trade, then the mean between the bid and ask prices will be used. Securities listed on a foreign exchange are valued at the last quoted sales price on the valuation date. U.S. government and agency securities are valued at the mean between the bid and ask prices. Other long-term debt securities, credit default swap (CDS) contracts and interest rate swap contracts are valued by an independent pricing service or broker. To the extent current market prices are not available, the pricing service may take into account developments related to the specific security, as well as transactions in comparable securities. Short-term debt securities having less than 60 days to maturity are valued at amortized cost, which approximates market value. Investment companies are valued at net asset value per share. Short-term debt securities having less than 60 days to maturity are valued at amortized cost, which approximates market value. Investment companies are valued at net asset value per share. Foreign currency exchange contracts are valued at the mean between the bid and ask prices. Interpolated values are derived when the settlement date of the contract is an interim date for which quotations are not available. Financial futures contracts and options on financial futures contracts are valued at the daily quoted settlement prices. Exchange-traded options are valued at the last reported sale price or, if no sales are reported, at the mean between the last reported bid and ask prices. Generally, index swap contracts and other securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith under the direction of the Fund’s Board of Trustees (Board). In determining whether market quotations are readily available or fair valuation will be used, various factors will be taken into consideration, such as market closures or suspension of trading in a security. The Fund may use fair value pricing more frequently for securities traded primarily in non-U.S. markets because, among other things, most foreign markets close well before the Fund values its securities at 4:00 p.m. Eastern Time. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, government actions or pronouncements, aftermarket trading or news events, may have occurred in the interim. To account for this, the Fund may frequently value foreign securities using fair value prices based on third-party vendor modeling tools (international fair value pricing).

Federal Income Taxes – No provision for federal income tax has been made as the Fund intends to continue to qualify for federal income tax purposes as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended, and make the requisite distributions to shareholders. Accordingly, no provision for federal income taxes has been made in the financial statements. The Fund evaluates tax positions taken or expected to be taken in the course of preparing the Fund’s tax returns to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority. Tax positions not deemed to meet the more-likely-than-not threshold are recorded as a tax benefit or expense in the current year. The Fund did not record any tax benefit or expense in the current period.

Distributions – The Fund has a managed distribution policy. Under the policy, the Fund declares and pays monthly distributions and is managed with a goal of generating as much of the distribution as possible from ordinary income (net investment income and short-term capital gains). The balance of the distribution then comes from long-term capital gains to the extent permitted and, if necessary, a return of capital.

Repurchase Agreements – The Fund may invest in a pooled cash account along with other members of the Delaware Investments® Family of Funds pursuant to an exemptive order issued by the Securities and Exchange Commission. The aggregate daily balance of the pooled cash account is invested in repurchase agreements secured by obligations of the U.S. government. The respective collateral is held by the Fund’s custodian bank until the maturity of the respective repurchase agreements. Each repurchase agreement is at least 102% collateralized. However, in the event of default or bankruptcy by the counterparty to the agreement, realization of the collateral may be subject to legal proceedings.

Foreign Currency Transactions – Transactions denominated in foreign currencies are recorded at the prevailing exchange rates on the valuation date. The value of all assets and liabilities denominated in foreign currencies is translated into U.S. dollars at the exchange rate of such currencies against the U.S. dollar daily. Transaction gains or losses resulting from changes in exchange rates during the reporting period or upon settlement of the foreign currency transaction are reported in operations for the current period. The Fund isolates that portion of realized gains and losses on investments in debt securities which is due to changes in foreign exchange rates from that which are due to changes in market prices of debt securities. For foreign equity securities, these changes are included in realized gains (losses) on investments. The Fund reports certain foreign currency related transactions as components of realized gains (losses) for financial reporting purposes, where such components are treated as ordinary income (loss) for federal income tax purposes.

Use of Estimates – The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Other – Expenses directly attributable to the Fund are charged directly to the Fund. Other expenses common to various funds within the Delaware Investments® Family of Funds are generally allocated amongst such funds on the basis of average net assets. Management fees and some other expenses are paid monthly. Security transactions are recorded on the date the securities are purchased or sold (trade date) for financial reporting purposes. Costs used in calculating realized gains and losses on the sale of investment securities are those of the specific securities sold. Dividend income is recorded on the ex-dividend date and interest income is recorded on the accrual basis. Discounts and premiums on non-convertible bonds are amortized to interest income over the lives of the respective securities. Realized gains (losses) on paydowns of mortgage- and asset-backed securities are classified as interest income. Foreign dividends are also recorded on the ex-dividend date or as soon after the ex-dividend date that the Fund is aware of such dividends, net of all non-rebatable tax withholdings. Withholding taxes on foreign interest have been recorded in accordance with the Fund’s understanding of the applicable country’s tax rules and rates. Distributions received from investments in Real Estate Investment Trusts (REITs) are recorded as dividend income on the ex-dividend date, subject to reclassification upon notice of the character of such distributions by the issuer.

2. Investments
At February 28, 2009, the cost of investments for federal income tax purposes has been estimated since the final tax characteristics cannot be determined until fiscal year end. At February 28, 2009, the cost of investments and unrealized appreciation (depreciation) for the Fund were as follows:

Cost of investments	$236,585,528
Aggregate unrealized appreciation	1,505,437
Aggregate unrealized depreciation	(76,145,914)
Net unrealized depreciation	$(74,640,477)

For federal income tax purposes, capital loss carryforwards may be carried forward and applied against future capital gains. Capital loss carryforward remaining at November 30, 2008 will expire as follows: $1,676,026 expires in 2015 and $34,550,553 expires in 2016.

The Fund applies Financial Accounting Standards No. 157, Fair Value Measurements (FAS 157). FAS 157 defines fair value as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. FAS 157 also establishes a framework for measuring fair value, and a three level hierarchy for fair value measurements based upon the transparency of inputs to the valuation of an asset or liability. Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions that market participants would use in pricing the asset or liability developed based on the best information available under the circumstances. The Fund’s investment in its entirety is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three-tier hierarchy of inputs is summarized below.

Level 1 - inputs are quoted prices in active markets
Level 2 - inputs are observable, directly or indirectly
Level 3 - inputs are unobservable and reflect assumptions on the part of the reporting entity

The following table summarizes the valuation of the Fund’s investments by the FAS 157 fair value hierarchy levels as of February 28, 2009:

	Securities	Derivatives
Level 1	$37,224,169	$-
Level 2	106,450,211	9,261
Level 3	4,121,118	-
Total	$147,795,498	$9,261

The following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining fair value:

Securities
Balance as of 11/30/08	$4,503,971
Realized gain/(loss)	(83,496)
Net change in unrealized
appreciation/depreciation	(129,338)
Net purchases, sales, and settlements	(984,256)
Net transfers in and/or out of Level 3	814,237
Balance as of 2/28/09	$4,121,118

Net change in unrealized
appreciation/depreciation from
investments still held as of 2/28/09	$814,237

3. Line of Credit
The Fund entered into a $50,000,000 Credit Agreement with The Bank of New York Mellon (BNY Mellon) that expires on July 1, 2009. During the period ended February 28, 2009, the Fund’s outstanding borrowings made pursuant to the Credit Agreement ranged from $40,000,000 to $45,000,000. Depending on market conditions, the amount borrowed by the Fund pursuant to the Credit Agreement may be reduced or possibly increased in the future.

At February 28, 2009, the par value of loans outstanding was $45,000,000 at a variable interest rate of 1.40%. During the period ended February 28, 2009, the average daily balance of loans outstanding was $42,055,556 at a weighted average interest rate of approximately 1.20%. Interest on borrowings is based on a variable short-term rate plus an applicable margin. The commitment fee is computed at a rate of 0.10% per annum on the unused balance. The loan is collateralized by the Fund’s portfolio.

4. Foreign Currency Exchange Contracts
The Fund may enter into foreign currency exchange contracts and foreign cross currency exchange contracts as a way of managing foreign exchange rate risk. The Fund may enter into these contracts to fix the U.S. dollar value of a security that it has agreed to buy or sell for the period between the date the trade was entered into and the date the security is delivered and paid for. The Fund may also use these contracts to hedge the U.S. dollar value of securities it already owns that are denominated in foreign currencies. The change in value is recorded as an unrealized gain or loss. When the contract is closed, a realized gain or loss is recorded equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

The use of foreign currency exchange contracts and foreign cross currency exchange contracts does not eliminate fluctuations in the underlying prices of the securities, but does establish a rate of exchange that can be achieved in the future. Although foreign currency exchange contracts limit the risk of loss due to a decline in the value of the hedged currency, they also limit any potential gain that might result should the value of the currency increase. In addition, the Fund could be exposed to risks if the counterparties to the contracts are unable to meet the terms of their contracts.

5. Financial Futures Contracts
The Fund may invest in financial futures contracts to hedge its existing fund securities against fluctuations in value caused by changes in prevailing market interest rates. Upon entering into a futures contract, the Fund deposits cash or pledges U.S. government securities to a broker, equal to the minimum “initial margin” requirements of the exchange on which the contract is traded. Subsequent payments are received from the broker or paid to the broker each day, based on the daily fluctuation in the market value of the contract. These receipts or payments are known as “variation margin” and are recorded daily by the Fund as unrealized gains or losses until the contracts are closed. When the contracts are closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Risks of entering into futures contracts include potential imperfect correlation between the financial futures contracts and the underlying securities and the possibility of an illiquid secondary market for these instruments. No financial futures contracts were outstanding at February 28, 2009.

6. Swap Contracts
The Fund may enter into interest rate swap contracts, index swap contracts and CDS contracts in accordance with its investment objectives. The Fund may use interest rate swaps to adjust the Fund’s sensitivity to interest rates or to hedge against changes in interest rates. Index swaps may be used to gain exposure to markets that the Fund invests in, such as the corporate bond market. The Fund may also use index swaps as a substitute for future or options contracts if such contracts are not directly available to the Fund on favorable terms. The Fund may enter into CDS contracts in order to hedge against a credit event, to enhance total return or to gain exposure to certain securities or markets.

An interest rate swap involves payments received by the Fund from another party based on a variable or floating interest rate, in return for making payments based on a fixed interest rate. An interest rate swap can also work in reverse with the Fund receiving payments based on a fixed interest rate and making payments based on a variable or floating interest rate. Interest rate swaps may be used to adjust the Fund’s sensitivity to interest rates or to hedge against changes in interest rates. Periodic payments on such contracts are accrued daily and recorded as unrealized appreciation/depreciation on swap contracts. Upon periodic payment/receipt or termination of the contract, such amounts are recorded as realized gains or losses on swap contracts.

Index swaps involve commitments to pay interest in exchange for a market-linked return based on a notional amount. To the extent the total return of the security, instrument or basket of instruments underlying the transaction exceeds the offsetting interest obligation, the Fund will receive a payment from the counterparty. To the extent the total return of the security, instrument or basket of instruments underlying the transaction falls short of the offsetting interest obligation, the Fund will make a payment to the counterparty. The change in value of swap contracts outstanding, if any, is recorded as unrealized appreciation or depreciation daily. A realized gain or loss is recorded on maturity or termination of the swap contract.

A CDS contract is a risk-transfer instrument through which one party (purchaser of protection) transfers to another party (seller of protection) the financial risk of a credit event, as it relates to a particular reference security or basket of securities (such as an index). In exchange for the protection offered by the seller of protection, the purchaser of protection agrees to pay the seller of protection a periodic amount at a stated rate that is applied to the notional amount of the CDS contract. In addition, an upfront payment may be made or received by the Fund in connection with an unwinding or assignment of a CDS contract. Upon the occurrence of a credit event, the seller of protection would pay the par (or other agreed-upon) value of the referenced security (or basket of securities) to the counterparty.

During the period ended February 28, 2009, the Fund entered into CDS contracts as a purchaser and seller of protection. Periodic payments (receipts) on such contracts are accrued daily and recorded as unrealized losses (gains) on swap contracts. Upon payment (receipt), such amounts are recorded as realized losses (gains) on swap contracts. Upfront payments made or received in connection with CDS contracts are amortized over the expected life of the CDS contracts as unrealized losses (gains) on swap contracts. The change in value of CDS contracts is recorded as unrealized appreciation or depreciation daily. A realized gain or loss is recorded upon a credit event (as defined in the CDS agreement) or the maturity or termination of the agreement.

CDS may involve greater risks than if the Fund had invested in the referenced obligation directly. Credit default swaps are subject to general market risk, liquidity risk, counterparty risk and credit risk. If the Fund enters into a CDS contract as a purchaser of protection and no credit event occurs, its exposure is limited to the periodic payments previously made to the counterparty.

As the seller of protection in a CDS contract, the Fund would be required to pay the par (or other agreed-upon) value of a reference security (or basket of securities) to the counterparty in the event of a default, bankruptcy, failure to pay, obligation acceleration, modified restructuring, or agreed upon event (each of these events is a “Credit Event”). As the seller of protection, the Fund would have credit exposure to the reference security (or basket of securities). The Fund will not sell protection in a CDS contract if it cannot otherwise hold the security (or basket of securities).At February 28, 2009, the notional amount of protection sold by the Fund totaled $56,000 (0.05% of net assets), which reflects the maximum potential amount the Fund could be required to pay under such contracts. See the schedule of investments for a description of swap contracts outstanding.

Because there is no organized market for swap contracts, the value of open swaps may differ from that which would be realized in the event the Fund terminated its position in the agreement. Risks of entering into these agreements include the potential inability of the counterparty to meet the terms of the contracts. This type of risk is generally limited to the amount of favorable movements in the value of the underlying security, instrument, or basket of instruments, if any, at the day of default. Risks also arise from potential losses from adverse market movements and such losses could exceed the unrealized amounts shown on the schedule of investments.

7. Securities Lending
The Fund, along with other funds in the Delaware Investments® Family of Funds, may lend its securities pursuant to a security lending agreement (Lending Agreement) with BNY Mellon. With respect to each loan, if the aggregate market value of securities collateral held plus cash collateral received on any business day is less than the aggregate market value of the securities which are the subject of such loan, the borrower will be notified to provide additional collateral not less than the applicable collateral requirements. Cash collateral received is generally invested in the Mellon GSL DBT II Collateral Fund (Collective Trust) established by BNY Mellon for the purpose of investment on behalf of clients participating in its securities lending programs. The Collective Trust invests in fixed income securities, with a weighted average maturity not to exceed 90 days, rated in one of the top three tiers by Standard & Poor’s Ratings Group (S&P) or Moody’s Investors Service, Inc (Moody’s). or repurchase agreements collateralized by such securities. The Collective Trust seeks to maintain a net asset value per unit of $1.00, but there can be no assurance that it will always be able to do so. The Fund may incur investment losses as a result of investing securities lending collateral in the Collective Trust. This could occur if an investment in the Collective Trust defaulted or if it were necessary to liquidate assets in the Collective Trust to meet returns on outstanding security loans at a time when the Collective Trust’s net asset value per unit was less than $1.00. Under those circumstances, the Fund may not receive an amount from the Collective Trust that is equal in amount to the collateral the Fund would be required to return to the borrower of the securities and the Fund would be required to make up for this shortfall. Prior to the fiscal period ended February 28, 2009, BNY Mellon transferred certain distressed securities from the Collective Trust into the Mellon GSL DBT II Liquidation Trust. The Fund can also accept U.S. government securities and letters of credit (non-cash collateral) in connection with securities loans. In the event of default or bankruptcy by the lending agent, realization and/or retention of the collateral may be subject to legal proceedings. In the event the borrower fails to return loaned securities and the collateral received is insufficient to cover the value of the loaned securities and provided such collateral shortfall is not the result of investment losses, the lending agent has agreed to pay the amount of the shortfall to the Fund, or at the discretion of the lending agent, replace the loaned securities. The Fund continues to record dividends or interest, as applicable, on the securities loaned and is subject to change in value of the securities loaned that may occur during the term of the loan. The Fund has the right under the Lending Agreement to recover the securities from the borrower on demand. With respect to security loans collateralized by non-cash collateral, the Fund receives loan premiums paid by the borrower. With respect to security loans collateralized by cash collateral, the earnings from the collateral investments are shared among the Fund, the security lending agent and the borrower. The Fund records security lending income net of allocations to the security lending agent and the borrower.

At February 28, 2009, the value of securities on loan was $14,138,863, for which the Fund received collateral, comprised of non-cash collateral valued at $178,803, and cash collateral of $14,489,570. Investments purchased with cash collateral are presented on the schedule of investments under the caption “Securities Lending Collateral.”

8. Credit and Market Risk
The Fund borrows through its line of credit for purposes of leveraging. Leveraging may result in higher degrees of volatility because the Fund’s net asset value could be subject to fluctuations in short term interest rates and changes in market value of portfolio securities attributable to the leverage.

Some countries in which the Fund may invest require governmental approval for the repatriation of investment income, capital or the proceeds of sales of securities by foreign investors. In addition, if there is deterioration in a country’s balance of payments or for other reasons, a country may impose temporary restrictions on foreign capital remittances abroad.

The securities exchanges of certain foreign markets are substantially smaller, less liquid and more volatile than the major securities markets in the United States. Consequently, acquisition and disposition of securities by the Fund may be inhibited. In addition, a significant portion of the aggregate market value of securities listed on the major securities exchanges in emerging markets are held by a smaller number of investors. This may limit the number of shares available for acquisition or disposition by the Fund.

The Fund invests a portion of its assets in high yield fixed income securities, which carry ratings of BB or lower by S&P and/or Ba or lower by Moody’s. Investments in these higher yielding securities are generally accompanied by a greater degree of credit risk than higher rated securities. Additionally, lower rated securities may be more susceptible to adverse economic and competitive industry conditions than investment grade securities.

The Fund invests in fixed income securities whose value is derived from an underlying pool of mortgages or consumer loans. The value of these securities is sensitive to changes in economic conditions, including delinquencies and/or defaults, and maybe adversely affected by shifts in the market’s perception of the issuers and changes in interest rates. Investors receive principal and interest payments as the underlying mortgages or consumer loans are paid back. Some of these securities are collateralized mortgage obligations (CMOs). CMOs are debt securities issued by U.S. government agencies or by financial institutions and other mortgage lenders, which are collateralized by a pool of mortgages held under an indenture. Prepayment of mortgages may shorten the stated maturity of the obligations and can result in a loss of premium, if any has been paid. Certain of these securities may be stripped (securities which provide only the principal or interest feature of the underlying security). The yield to maturity on an interest-only CMO is extremely sensitive not only to changes in prevailing interest rates, but also to the rate of principal payments (including prepayments) on the related underlying mortgage assets. A rapid rate of principal payments may have a material adverse affect on the Fund’s yield to maturity. If the underlying mortgage assets experience greater than anticipated prepayments of principal, the Fund may fail to fully recoup its initial investment in these securities even if the securities are rated in the highest rating categories.

The Fund invests in REITs and is subject to the risks associated with that industry. If the Fund holds real estate directly as a result of defaults or receives rental income directly from real estate holdings, its tax status as a regulated investment company may be jeopardized. There were no direct real estate holdings during the period ended February 28, 2009. The Fund’s REIT holdings are also affected by interest rate changes, particularly if the REITs it holds use floating rate debt to finance their ongoing operations.

The Fund may invest up to 10% of its net assets in illiquid securities, which may include securities with contractual restrictions on resale, securities exempt from registration under Rule 144A of the Securities Act of 1933, as amended, and other securities which may not be readily marketable. Under the Fund’s 10% limit on investments in illiquid securities policy, the Fund may not invest in an illiquid security if at the time of purchase, the Fund holds more than 10% of its net assets in illiquid securities. The relative illiquidity of these securities may impair the Fund from disposing of them in a timely manner and at a fair price when it is necessary or desirable to do so. While maintaining oversight, the Fund’s Board has delegated to Delaware Management Company, a series of Delaware Management Business Trust, the day-to-day functions of determining whether individual securities are liquid for purposes of the Fund’s limitation on investments in illiquid assets. Securities eligible for resale pursuant to Rule 144A, which are determined to be liquid, are not subject to the Fund’s 10% limit on investments in illiquid securities. Rule 144A and illiquid securities have been identified on the schedule of investments.

Item 2. Controls and Procedures.

     The registrant’s principal executive officer and principal financial officer have evaluated the registrant’s disclosure controls and procedures within 90 days of the filing of this report and have concluded that they are effective in providing reasonable assurance that the information required to be disclosed by the registrant in its reports or statements filed under the Securities Exchange Act of 1934 is recorded, processed, summarized and reported within the time periods specified in the rules and forms of the Securities and Exchange Commission.

     There were no significant changes in the registrant’s internal control over financial reporting that occurred during the registrant’s last fiscal quarter that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 3. Exhibits.

     File as exhibits as part of this Form a separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Act (17 CFR 270.30a-2(a)), exactly as set forth below: